September 23, 2019

ULTIMUS MANAGERS TRUST

ALAMBIC MID CAP PLUS FUND AND ALAMBIC SMALL CAP PLUS FUND

Supplement to the Prospectus and Statement of Additional Information, both dated December 31, 2018, as supplemented on April 9, 2019 and May 31, 2019

Effective immediately, Alambic Mid Cap Plus Fund and Alambic Small Cap Plus Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Ultimus Managers Trust (the “Trust”), have terminated the public offering of their shares and will discontinue their operations effective October 28, 2019. Shares of the Funds are no longer available for purchase and, at the close of business on October 28, 2019, all outstanding shares of the Funds will be redeemed at net asset value (the “Transaction”).

The Board of Trustees (the “Board”) of the Trust, met on September 16, 2019, and in consultation with the Funds’ investment adviser, Alambic Investment Management, L.P. (the “Adviser”) determined and approved to discontinue the Funds’ operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Funds and their shareholders to discontinue the Funds’ operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of each of the Funds, as necessary, in order to maintain the Funds at their current expense limit, as specified in the Prospectus.

At the Board meeting, the Board directed that: (i) all of the Funds’ portfolio securities be liquidated in an orderly manner not later than October 28, 2019; and (ii) all outstanding shareholder accounts on October 28, 2019 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Funds’ portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the Funds to achieve their stated investment objectives.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Funds, please call 1-888-890-8988.

Investors Should Retain this Supplement for Future Reference